EXHIBIT 32.1
CERTIFICATIONS OF MICHAEL S. DELL, CHAIRMAN AND
CHIEF EXECUTIVE OFFICER, AND DONALD J. CARTY, VICE CHAIRMAN
AND CHIEF FINANCIAL OFFICER, PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned officers of Dell Inc. hereby certify that (a) Dell’s Quarterly Report on Form 10-Q/A for the quarter ended May 5, 2006, as filed with the Securities and Exchange Commission, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and (b) information contained in the report fairly presents, in all material respects, the financial condition and results of operations of Dell.

/s/ MICHAEL S. DELL
Date: October 30, 2007

Michael S. Dell Chairman and Chief Executive Officer
Dell Inc.

/s/ DONALD J. CARTY
Date: October 30, 2007

Donald J. Carty Vice Chairman and Chief Financial Officer
Dell Inc.